March 1, 2022

Global X SuperDividend® REIT ETF

NASDAQ: SRET

2022 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxetfs.com/funds/sret. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2022, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

As permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Fund’s website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary. You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

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Global X SuperDividend® REIT ETF

Ticker: SRET    Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X SuperDividend® REIT ETF ("Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global SuperDividend® REIT Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.58%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.58%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$59	$186	$324	$726

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59.44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Solactive Global SuperDividend® REIT Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund's total assets are invested in securities of Real Estate Investment Trusts ("REITs"). The Fund's 80% investment policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index tracks the performance of REITs that rank among the highest yielding REITs globally, as determined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Index Provider screens the highest yielding REITs to exclude REITs that have historically exhibited the highest volatility, as determined by the Index Provider. As of December 31, 2021, the Underlying Index had 30 constituents, 8 of which are foreign companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

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The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2021, the Underlying Index was concentrated in the equity real estate investment and mortgage real estate investment industries and had significant exposure to the financials and real estate sectors.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Mortgage Real Estate Investment Trusts (Mortgage REITs) Investment Risk: Mortgage REITs are exposed to the risks specific to the real estate market as well as credit risk, interest rate risk, leverage risk and prepayment risk.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk: The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

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Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Concentration Risk: To the extent that the Underlying Index concentrates in investments related to a particular industry or group of industries, the Fund will also concentrate its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Equity Real Estate Investment Industry: The Fund is concentrated in the Equity Real Estate Investment Industry, which comprises Real Estate Investment Trusts (REITs). For more information, see Asset Class Risk - Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk in the SUMMARY OF PRINCIPAL RISKS and A FURTHER DISCUSSION OF PRINCIPAL RISKS sections of the Prospectus.

Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of current or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Risks Related to Investing in the Mortgage Real Estate Investment Industry: The Fund is concentrated in the Mortgage Real Estate Investment Industry, which comprises Mortgage Real Estate Investment Trusts (Mortgage REITs), For more information, see Risks Related to Investing in Mortgage Real Estate Investment Trusts (Mortgage REITs).

Risks Related to Investing in the Real Estate Sector: The real estate sector includes real estate companies focused on commercial and residential real estate development, sales, operations, and services, as well as real estate investment trusts (“REITs”). Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s

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investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. Developments in the United States, including renegotiation of the North American Free Trade Agreement (“NAFTA”) and ratification of the successor United States-Mexico-Canada Agreement (“USMCA”), which went into effect on July 1, 2020, as well as the imposition of additional tariffs by the United States, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of securities held by the Fund.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

High Dividend Yield Stocks Risk: High-yielding stocks are often speculative, high risk investments. These companies may be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Securities that pay dividends, as a group, can fall out of favor with the market, potentially during periods of rising interest rates, causing such companies to underperform companies that do not pay dividends.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2022, expectations for higher policy interest rates and the removal of monetary policy support resulted in elevated market volatility and a weak start to January as markets rotated away from companies with weaker fundamentals and/or higher valuations. Sustained elevated inflation, global supply chain bottlenecks and labor shortages encouraged a U.S. Federal Reserve policy shift to increase interest rates. With central bankers needing to reflect that they remain ahead of the curve on inflation, there are concerns that monetary policy may provide less support should economic growth slow. The slowing growth of gross domestic product in China may weigh on global economic growth, while the COVID-19 pandemic remains a risk to both global economic growth and supply chain normalization. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests

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have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may be more likely to trade at a premium or discount to NAV, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to

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the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
-30%
-40%
23.73%
17.80%
-5.14%
22.37%
-36.52%
14.00%
2016
2017
2018
2019
2020
2021

Best Quarter:	6/30/2020	22.73%
Worst Quarter:	3/31/2020	-56.55%

Average Annual Total Returns (for the Periods Ended December 31, 2021)

	One Year Ended December 31, 2021	Five Years Ended December 31, 2021	Since Inception (03/16/2015)
Global X SuperDividend® REIT ETF:
·Return before taxes	14.00%	-0.21%	1.31%
·Return after taxes on distributions[1]	12.01%	-2.96%	-1.72%
·Return after taxes on distributions and sale of Fund Shares[1]	8.27%	-1.19%	-0.22%
Solactive Global SuperDividend® REIT Index (net) (Index returns reflect invested dividends net of U.S. and non-U.S. withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	14.70%	0.28%	1.84%
S&P 500® Index (Index returns do not reflect deduction for fees, expenses, or taxes)	28.71%	18.47%	15.15%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

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Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; William Helm, CFA; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Messrs. Helm and Lu have been Portfolio Managers of the Fund since March 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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